UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2004
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                              ADOLPH COORS COMPANY
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             (Exact name of registrant as specified in its chapter)

          Delaware                      1-14829                  84-0178360
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

                  311 - 10th Street
                  Golden, Colorado                                 80401
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code 303.279.6565
                                                   ------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On August 10, 2004, Coors Brewing Company, a wholly-owned subsidiary of Adolph Coors Company, issued a press release announcing plans to add brewing capacity to the Company's Shenandoah packaging facility in Elkton, Virginia. A copy of this communication is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ADOLPH COORS COMPANY
                                                    (Registrant)

Date: August 10, 2004

                                                    /s/ Annita M. Menogan
                                                    Annita M. Menogan, Secretary
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                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              Release dated August 10, 2004